SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                October 25, 2000


                         NORTHEAST INDIANA BANCORP, INC.
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             (Exact name of Registrant as specified in its Charter)



     Delaware                      0-26012                    35-1948594
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  (State or other        (Commission File Number)           (IRS Employer
  jurisdiction of                                           Identification
  incorporation)                                               Number)



648 North Jefferson Street, Huntington, Indiana                  46750
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:         (219) 356-3311
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                                       N/A
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         (Former name or former address, if changed since last report)


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Item 5.  Other Events
---------------------

Northeast Indiana Bancorp, Inc. issued a press release dated October 25, 2000, attached hereto as Exhibit 28.1 announcing misc.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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     (c)  Exhibits

          Exhibit 28.1    Press Release dated October 25, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    NORTHEAST INDIANA BANCORP, INC.



Date: October 25, 2000              By:   \s\ STEPHEN E. ZAHN
      ----------------                 ---------------------------------------
                                         Stephen E. Zahn
                                         President and Chief Executive Officer